UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2005
Date of Report
(Date of earliest event reported)

PXRE GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda		P.O.Box HM 1282 Hamilton HM FX Bermuda

(Address, including zip code, of principal executive offices)		(Mailing address)

(441) 296-5858

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On January 28, 2005, PXRE Reinsurance Ltd. (“PXRE”) and Barclays Bank PLC (“Barclays”) entered into a Global Amendment Agreement (the “Amendment”), which amends the Letter of Credit Facility Agreement dated June 25, 2004 and related Security Agreement between PXRE and Barclays (the “LC Facility”). The Amendment increases the available letter of credit capacity under the LC Facility from $100 million to $135 million and extends the term until January 2006. The Amendment is attached as Exhibit 99.l.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

	Exhibit No.	Description

	99.1	Global Amendment Agreement, dated January 28, 2005, by and between PXRE Reinsurance Ltd., as Borrower, and Barclays Bank PLC, as Issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd. (Registrant)

By:	/s/ Robert P. Myron

Name:	Robert P. Myron
Title:	Senior Vice President & Treasurer

Date: January 28, 2005